UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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William Blair Funds
(Name of Registrant as Specified in Its Charter)

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WILLIAM BLAIR FUNDS

William Blair Growth Fund	William Blair International Growth Fund
William Blair Large Cap Growth Fund	William Blair Institutional International Growth Fund
William Blair Mid Cap Growth Fund	William Blair International Small Cap Growth Fund
William Blair Small-Mid Cap Growth Fund	William Blair Emerging Markets Leaders Fund
William Blair Small-Mid Cap Value Fund	William Blair Emerging Markets Growth Fund
William Blair Small Cap Growth Fund	William Blair Emerging Markets Small Cap Growth Fund
William Blair Small Cap Value Fund	William Blair Bond Fund
William Blair Global Leaders Fund	William Blair Income Fund
William Blair International Leaders Fund	William Blair Low Duration Fund
William Blair International Developed Plus Fund	William Blair Macro Allocation Fund
William Blair Institutional International Developed Plus Fund

150 NORTH RIVERSIDE PLAZA
CHICAGO, ILLINOIS 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 23, 2018

February 8, 2018

To the Shareholders:

You are invited to attend a special meeting of the shareholders of William Blair Funds (the “Trust”) to be held at 150 North Riverside Plaza, Chicago, Illinois, 60606, 46th Floor Conference Room 4606A on Friday, March 23, 2018 at 12:00 p.m. Central time, to consider and vote on the election of eight (8) nominees to the Board of Trustees of the Trust and to transact such other business, if any, as may properly come before the meeting.

The Board of Trustees of the Trust has fixed the close of business on January 25, 2018 as the record date for determining the shareholders of the Trust entitled to notice of and to vote at the meeting or any adjournments thereof. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

By order of the Board

Andrew T. Pfau
Secretary

In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

PROXY STATEMENT

WILLIAM BLAIR FUNDS

William Blair Growth Fund	William Blair International Growth Fund
William Blair Large Cap Growth Fund	William Blair Institutional International Growth Fund
William Blair Mid Cap Growth Fund	William Blair International Small Cap Growth Fund
William Blair Small-Mid Cap Growth Fund	William Blair Emerging Markets Leaders Fund
William Blair Small-Mid Cap Value Fund	William Blair Emerging Markets Growth Fund
William Blair Small Cap Growth Fund	William Blair Emerging Markets Small Cap Growth Fund
William Blair Small Cap Value Fund	William Blair Bond Fund
William Blair Global Leaders Fund	William Blair Income Fund
William Blair International Leaders Fund	William Blair Low Duration Fund
William Blair International Developed Plus Fund	William Blair Macro Allocation Fund
William Blair Institutional International Developed Plus Fund

(each a “Fund” and together the “Funds”)

150 NORTH RIVERSIDE PLAZA
CHICAGO, ILLINOIS 60606

February 8, 2018

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 23, 2018:

The Proxy Materials are available at: www.proxyvote.com

GENERAL

The accompanying proxy is solicited by the Board of Trustees of William Blair Funds (the “Board” and each member thereof a “Trustee”) for voting at the special meeting of shareholders of William Blair Funds (the “Trust”) to be held on March 23, 2018 at 12:00 p.m. Central time at 150 North Riverside Plaza, Chicago, Illinois, 60606, 46th Floor Conference Room 4606A, and at any and all adjournments thereof (the “Meeting”). This proxy statement and the enclosed proxy are first being mailed to shareholders on or about February 15, 2018.

Shareholders are being asked to consider and vote on the election of eight (8) nominees to the Board (the “Proposal”) and to transact such other business, if any, as may properly come before the Meeting.

Shareholders Entitled to Vote

The Board has fixed the close of business on January 25, 2018 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, 844,299,248 shares of the Trust were issued and outstanding in the following series and classes:

Fund	Class I	Class N	Institutional Class
Growth Fund	27,454,207	3,335,895	N/A
Large Cap Growth Fund	12,714,598	2,033,704	N/A
Mid Cap Growth Fund	6,080,685	555,123	N/A
Small-Mid Cap Growth Fund	66,438,100	16,105,666	N/A
Small-Mid Cap Value Fund	221,470	20,558	N/A
Small Cap Growth Fund	11,919,469	5,303,766	N/A
Small Cap Value Fund	30,959,750	1,443,540	N/A
Global Leaders Fund	4,073,432	554,894	9,880,073
International Leaders Fund	3,848,075	614,263	19,164,625
International Developed Plus Fund	6,985,732	200,014	N/A
Institutional International Developed Plus Fund	N/A	N/A	1,311,662
International Growth Fund	75,769,649	24,658,540	N/A
Institutional International Growth Fund	N/A	N/A	128,462,766
International Small Cap Growth Fund	20,491,442	403,919	16,349,755
Emerging Markets Leaders Fund	4,270,222	269,970	38,937,098
Emerging Markets Growth Fund	8,075,152	660,887	71,676,662
Emerging Markets Small Cap Growth Fund	15,361,609	808,915	8,897,969
Bond Fund	37,576,019	8,167,820	8,904,667
Income Fund	5,528,619	4,492,677	N/A
Low Duration Fund	11,736,732	213,248	11,261,298
Macro Allocation Fund	65,593,496	3,471,939	41,038,877

Required Vote

Shareholders of each Fund will vote together as a single class to elect nominees to the Board. A quorum of shareholders is required to take action at the Meeting. Holders of one-third of the outstanding shares of the Trust, present in person or by proxy, will constitute a quorum of shareholders at the Meeting. If a quorum is present at the Meeting: (1) the affirmative vote of more than 50% of the shares of the Trust present and entitled to vote at the Meeting, either in person or by proxy, will be required to re-elect each of the current Trustees who have been nominated for re-election (each a “Trustee Nominee” and together the “Trustee Nominees”) to the Board; and (2) the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting will be required to elect each nominee who is not currently a Trustee (each a “New Trustee” and together the “New Trustees”).

With respect to the election of Trustee Nominees, shareholders as of the Record Date will have the option to vote “FOR” or “AGAINST” each Trustee Nominee, or may “ABSTAIN” from voting with respect to any Trustee Nominee. In order to be elected to the Board, each Trustee Nominee must receive a greater number of “For” votes than “Against” votes. With respect to the election of New Trustees, shareholders as of the Record Date will have the option to vote “FOR” each New Trustee or may “WITHHOLD” their vote with respect to any New Trustee. The two New Trustees (Nominees) who receive the greatest number of votes “FOR” their election will be elected to the Board.

Votes to “Abstain” or “Withhold” and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be treated as shares present at the meeting for quorum and voting purposes. Votes to “Abstain” will have the effect of an “Against” vote and “broker non-votes” will have no effect for purposes of the re-election of the Trustee Nominees. Votes to “Withhold” and “broker non-votes” will have no effect for purposes of the election of the New Trustees. Additional information regarding each Trustee Nominee and New Trustee (together the “Nominees”) is provided below under “Proposal-Election of Trustees to the Board.”

Each valid proxy will be voted in accordance with the instructions provided on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of each Nominee. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. Shareholders may also vote by telephone or over the Internet. Please see the instructions on your proxy card for telephone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who execute a proxy in any of the above manners may revoke their proxy at any time before their shares are voted, either by delivering to the Trust a written notice of revocation of their proxy, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. For directions on how to attend the Meeting in person, please call William Blair Funds toll-free at 1-800-742-7272 or contact your financial advisor.

Recommendation of the Board

The Board recommends that shareholders vote FOR the election of each Nominee named above.

PROPOSAL

ELECTION OF TRUSTEES TO THE BOARD

(All Funds)

General

At the Meeting, shareholders of the Trust will be asked to elect eight individuals to constitute the Board of the Trust. The Board has nominated Vann A. Avedisian, Kathleen T. Barr, Stephanie G. Braming, Daniel N. Leib, Donald J. Reaves, Arthur J. Simon, Thomas J. Skelly and Steven R. Zenz as the individuals to be elected as Trustees of the Trust. Mr. Avedisian, Ms. Barr, Mr. Leib, Mr. Reaves, Mr. Skelly and Mr. Zenz are referred to herein as Trustee Nominees because they are currently members of the Board of Trustees of the Trust. Messrs. Avedisian, Reaves and Skelly were most recently elected to the Board by shareholders in 2012. Ms. Barr, Mr. Leib and Mr. Zenz became Trustees in 2013, 2016 and 2018, respectively, following appointment by the Board of Trustees of the Trust in accordance with the provisions of the Trust’s Declaration of Trust and Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Ms. Braming and Mr. Simon are referred to herein as New Trustees because they are not currently Trustees of the Trust, and upon the recommendation of the Board of Trustees they are being presented for election. Phillip O. Peterson and Donald L. Seeley are currently members of the Board of Trustees of the Trust who are not standing for re-election to the Board due to their scheduled retirements.

The current members of the Board, Ms. Barr and Messrs. Avedisian, Leib, Peterson, Reaves, Seeley, Skelly and Zenz are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). Ms. Braming and Mr. Simon are considered interested persons of the Trust as defined in the 1940 Act (and if elected to the Board would be considered “Interested Trustees”) because they are Partners of the Trust’s investment adviser, William Blair Investment Management, LLC (“WBIM” or the “Adviser”), and principal underwriter, William Blair & Company, L.L.C. (“WBC” or the “Distributor”) (WBIM and WBC are collectively referred to as “William Blair”), and with respect to Ms. Braming also due to her position as an officer of the Trust.

Each Nominee elected to the Board by shareholders at the Meeting will serve as a Trustee of the Trust until the election and qualification of a successor or until death, retirement or resignation, or removal as provided for in the Trust’s Declaration of Trust. It is the Board’s policy that retirement for Independent Trustees occurs at the conclusion of the first regularly scheduled Board meeting of the Trust’s fiscal year that occurs after the earlier of (a) the Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Independent Trustee was first elected or appointed as a member of the Board of Trustees. The Board may defer the scheduled retirement of a Trustee.

All Nominees listed below have consented to serve as Trustees of the Trust, if elected. In case any Nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend. The following table presents certain information about the Nominees. Each Nominee’s year of birth is set forth after his or her name. The mailing address for each nominee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees

Independent Trustees/Trustee Nominees

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Vann A. Avedisian 1964(2)	Trustee Nominee	Since 2012	Principal, Highgate Holdings (hotel investments) (since 2009); formerly, co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	21	Potbelly Corporation (2001 to 2015)
Kathleen T. Barr, 1955	Trustee Nominee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010); Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (2003 to 2010)	21	Council Member, Independent Directors Council; AmericaFirst Quantitative Funds (5 portfolios) (2012 to 2016)
Daniel N. Leib, 1966(3)	Trustee Nominee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R. R. Donnelley & Sons Company	21	None

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald J. Reaves, 1946(4)	Trustee Nominee	Since 2004	Retired; formerly, Chancellor of Winston-Salem State University (2007 to 2014); prior thereto, Vice President for Administration and Chief Financial Officer, University of Chicago (2002 to 2007)	21	American Student Assistance Corp. (guarantor of student loans); Amica Mutual Insurance Company
Thomas J. Skelly, 1951	Trustee Nominee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994 to 2004)	21	Mutual Trust Financial Group (provider of insurance and investment products)
Steven R. Zenz, 1954	Trustee Nominee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987-2010)(5)	21
Frankly Inc. (technology products and services for media industry) (since 2016); RedBrick Health Corporation (health care technology for employee wellness) (since 2015); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (since 2013)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Independent Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Independent Trustee became a member of the Board of Trustees.
(2)	Mr. Avedisian served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) from September 2001 to 2015. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owned or controlled was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and two entities affiliated with William Blair.
(3)	The Funds and William Blair use Donnelley Financial Solutions, Inc. (“DFS”), formerly a company of R.R. Donnelley & Sons Company (“RRD”), for financial printing and other services. DFS was formed as a spin-off from RRD in October 2016 and is a public company. The Funds and William Blair paid DFS approximately $11,000 for the period from spin-off through December 31, 2016 and $172,000 in 2017 for the services provided. DFS’s revenue was $221 million for the period from spin-off through December 31, 2016 and is expected to be approximately $1 billion in 2017. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Funds or William Blair and his compensation is not materially affected by the fees DFS receives from the Funds and William Blair. The Funds and William Blair paid RRD approximately $129,000 and $919 in 2016 through the date of the DFS spin-off and 2017, respectively, for the services provided. RRD’s revenue was over $8 billion in 2016 for the period from January 1 to September 30, 2016 and is expected to be over $6.5 billion in 2017. Mr. Leib, as former Executive Vice President and Chief Financial Officer of RRD, was not directly involved in any of the services provided to the Funds or William Blair and his compensation was not materially affected by the fees RRD received from the Funds and William Blair.

(4)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of the Adviser who is also a trustee of the University of Chicago.
(5)	The Funds engage KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Funds. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

Interested Trustees/New Trustees/Nominees

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Nominee	Other Directorships Held by Nominee
Stephanie G. Braming, 1970(1)	President; New Trustee/ Nominee	N/A	Global Head of Investment Management since 2017, portfolio manager (2014 – 2017) and Partner, William Blair(2)	21	—
Arthur J. Simon, 1954(1)	New Trustee/ Nominee	N/A	General Counsel and Partner, William Blair(2)	21	—
(1)	Ms. Braming and Mr. Simon are interested persons of the Trust because they are Partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(2)	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair,” each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as “partners”).

Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The slate of Nominees proposed for election at the Meeting is comprised of two individuals (25% of the proposed Board) who would be Interested Trustees and six individuals (75% of the proposed Board) who would be Independent Trustees. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act.

The Trust’s day to day operations are managed by the Adviser and other service providers who have been approved by the Board. In light of the general characteristics of the Trust, including the number of Funds, the nature of the Funds’ investments and the historical relationship between the Trust and the Adviser, the Board has developed a governance structure that fosters the type of meaningful dialogue between the Adviser and the Independent Trustees that results in an appropriate balance of cooperation with and oversight of the Adviser. It is expected that, if elected to the Board, Ms. Braming will be appointed by the Board to act as Chair of the Board, and if she were, the Chair of the Board would be an interested person of the Trust and also serve as the Trust’s Principal Executive Officer. The Independent Trustees have appointed Mr. Reaves to serve as Lead Independent Trustee.

The Lead Independent Trustee is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Adviser and counsel to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Trust’s service providers, particularly the Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board has established three standing committees, the Audit

Committee, the Nominating and Governance Committee and the Compliance Committee, each comprised entirely of the Independent Trustees, to which it has delegated certain responsibilities as described below. Each of the three standing Committees reports its activities to the Board on a regular basis. The Board and its committees meet regularly throughout the year to oversee the Trust’s activities, including reviewing at one or more meetings, the Trust’s arrangements with the Adviser and other service providers, the operation of the Trust’s investment policies, compliance and regulatory matters and the Funds’ investment performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust directly and through its committees. The Board reviews the investment performance of the Funds with the Adviser, including meeting regularly with the portfolio managers, at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides to the Board the annual compliance report required by Rule 38a-1 under the 1940 Act. With respect to valuation, the Board has established a Valuation Committee which, in addition to the Audit Committee, oversee a pricing committee comprised of Trust officers and Adviser personnel. The Board has approved Valuation Procedures, including fair valuation procedures, applicable to valuing the Funds’ securities, which the Board reviews at least annually.

The Audit Committee is responsible for monitoring the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. On a quarterly basis, the Audit Committee also reviews a report from the Chief Compliance Officer and information from the Adviser’s pricing committee on valuation and pricing matters.

The Compliance Committee is primarily responsible for overseeing the administration and operation of the compliance policies and procedures of the Trust and its service providers and assisting the Board in fulfilling its responsibility to oversee regulatory and compliance matters involving the Trust. The Compliance Committee receives a quarterly report from the Chief Compliance Officer regarding the operation of the Trust’s compliance policies and procedures, including any material compliance issues that arose during the quarter and meets in executive session with the Chief Compliance Officer at its quarterly meetings.

The Nominating and Governance Committee’s primary functions are to select individuals who would qualify to serve as independent trustees, nominate independent trustees for Board membership, recommend committee chairs, review committee membership and oversee the administration of the William Blair Funds Board of Trustees Governance Guidelines and Procedures.

During 2017, the Board met five times. Each Trustee Nominee (except Mr. Zenz who was appointed to the Board effective January 1, 2018) attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during 2017.

The members of the Audit Committee, all of whom are Independent Trustees, include Messrs. Leib (Chairman), Avedisian, Reaves, Skelly and Zenz and Ms. Barr. The Audit Committee held four meetings in 2017.

The members of the Compliance Committee, all of whom are Independent Trustees, include Ms. Barr (Chairman) and Messrs. Avedisian, Leib, Reaves, Skelly and Zenz. The Compliance Committee held four meetings in 2017.

The members of the Nominating and Governance Committee, all of whom are Independent Trustees, include Messrs. Skelly (Chairman), Avedisian, Leib, Reaves and Zenz and Ms. Barr. The Nominating and Governance Committee held four meetings in 2017. A copy of the Nominating and Governance Committee Charter is attached as Appendix A.

Pursuant to the Trust’s Governance Guidelines and Procedures, the Nominating and Governance Committee will independently evaluate Independent Trustee candidates for Board membership. In evaluating Independent Trustee candidates, the Nominating and Governance Committee will take into account such factors as it deems appropriate, including the professional experience, education and skills of the candidate and the overall diversity of the Board’s composition. With regard to candidates who would be “interested persons” of the Trust because of their role with the Adviser or Distributor, the Board gives reasonable deference to William Blair’s identification of candidates. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. Suggestions for Independent

Trustee candidates may be submitted to the Nominating and Governance Committee by other Trustees, by shareholders or by the Adviser. Shareholders may submit suggestions for Independent Trustee candidates by sending a resume of the candidate to the William Blair Funds, Secretary of the Trust, 150 North Riverside Plaza, Chicago, Illinois 60606, for the attention of the Chair of the Nominating and Governance Committee. There is no difference in the manner in which the Nominating and Governance Committee evaluates candidates recommended by shareholders versus candidates recommended by other parties. Prior to being appointed or elected to the Board, each Trustee Nominee was recommended to the Board as a candidate for appointment or election by the Nominating and Governance Committee. Ms. Braming and Mr. Simon, neither of whom are currently a Trustee of the Trust and each of whom are interested persons of the Trust, were recommended to the Board by the Adviser.

The members of the Valuation Committee include an interested trustee, of which there are currently none and Mr. Avedisian (Independent Trustee). The other Independent Trustees are designated as alternate members in the event that Mr. Avedisian is unavailable. The Valuation Committee was consulted eight times in 2017.

The Board has adopted a policy that absent personal circumstances that do not permit a Trustee to attend, Trustees are expected to be present at shareholders’ meetings in order to facilitate communications with shareholders. Under circumstances where no Trustee is available to attend a shareholders’ meeting, the Board may designate a senior officer of the Trust to be present and to report back to the Board.

Qualifications of Nominees

The following is a brief discussion of the experiences and qualifications that led to the conclusion that each Nominee should serve as a Trustee of the Trust. Generally, the professional, business and educational experience of each Nominee was considered in determining his or her qualifications to serve as a Trustee. Each Nominee’s previous record of service, as applicable, as a Trustee or officer of the Trust was considered and served to demonstrate his or her understanding of and commitment to the Trust. With respect to each Nominee, the Board considered, among other factors, the following experiences and qualifications:

The Board considered Vann A. Avedisian’s professional experience serving in various executive positions with companies in the real estate industry, including co-founding and serving as a Managing Director of Oxford Capital Partners, Inc. and, currently, directing the capital market activities of Highgate Holdings, where he is a Principal. The Board considered the executive, financial, operations and risk management experience that Mr. Avedisian gained over the course of his career. The Board also considered Mr. Avedisian’s experience serving as a director of various private and public organizations, including service as the compensation committee chair of a public company.

The Board considered Kathleen T. Barr’s professional experience serving in various executive positions in the financial services industry, including serving as former owner of a registered investment adviser, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) and as Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). The Board considered the executive, compliance, investment product, administrative, operations and risk management experience that Ms. Barr gained over the course of her career. The Board also considered Ms. Barr’s experience serving on the board of another mutual fund group and serving as a member of the Governing Council of the Independent Directors Council.

The Board considered Stephanie G. Braming’s professional experience in the financial services industry, including as a Partner of William Blair Investment Management, LLC and William Blair & Company, L.L.C. where she serves on the executive committee and as the global head of William Blair’s Investment Management division. The Board considered the executive, investment and financial experience that Ms. Braming gained over the course of her career. The Board also considered that because of Ms. Braming’s positions with William Blair, she is involved in the day-to-day management of the Adviser and the Trust.

The Board considered Daniel N. Leib’s professional experience serving in various executive positions with companies in the printing, advertising and marketing and retail industries, including currently serving as Chief Executive Officer of Donnelley Financial Solutions, Inc., and prior thereto serving in roles as Executive Vice President, Chief Financial Officer, Senior Vice President and Treasurer, of R. R. Donnelley & Sons Company. The Board considered the executive, financial (including treasury and pension oversight), operations and risk management experience that Mr. Leib gained over the course of his career.

The Board considered Donald J. Reaves’ professional experience serving in various executive positions at major U.S. universities, including Chancellor of Winston-Salem State University and Chief Financial Officer at the University of Chicago and Brown University. The Board considered the executive, financial, audit, investment and risk management experience that Mr. Reaves gained over the course of his career. The Board also considered Mr. Reaves’ experience serving as a director or trustee of various public and private organizations, including serving in multiple leadership positions on the boards of such organizations.

The Board considered Arthur J. Simon’s professional training and experience as an attorney and his executive experience gained as a Partner of William Blair Investment Management, LLC and William Blair & Company, L.L.C., including serving on William Blair’s executive committee and as General Counsel of William Blair. The Board considered the legal and executive experience that Mr. Simon gained over the course of his career. The Board considered that because of Mr. Simon’s position with William Blair, he is involved in the day-to-day management of the Adviser and the Distributor.

The Board considered Thomas J. Skelly’s professional experience serving in various executive positions at Accenture, including his experience as the managing partner of Accenture’s U.S. operations and as the chairman of the Accenture Pension Fund. The Board considered the executive, operations, information technology, financial and investment experience that Mr. Skelly gained over the course of his career. The Board also considered Mr. Skelly’s experience serving as a director or trustee of a public company and various private organizations. Further, the Board considered Mr. Skelly’s service on various advisory boards for private and public companies.

The Board considered Steven R. Zenz’s professional training and experience as a certified public accountant and auditor, including his experience as a partner of KPMG LLP providing advice to clients in a variety of industries and serving as Partner in Charge of KPMG’s Minneapolis-based Investment Banking Practice as well as various other leadership roles within KPMG LLP. The Board considered the executive, financial and audit experience that Mr. Zenz gained over the course of his career. Further, the Board considered Mr. Zenz’s experience serving on the boards of other public and private companies and organizations.

References to the experience and qualifications of the Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of any Nominee or the Board as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Shareholder Communication with the Trustees

To facilitate shareholder communications with the Board (or with any individual Trustee), shareholders are instructed to forward correspondence (including suggestions for Trustee candidates) by U.S. mail or other courier service to the William Blair Funds, Secretary of the Trust, 150 North Riverside Plaza, Chicago, Illinois 60606. Correspondence addressed to the Board will be forwarded to the Chairperson of the Nominating and Governance Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

Compensation of Trustees

Independent Trustees receive an annual retainer plus Board meeting fees (which vary depending on whether attendance is in person or by telephone). Independent Trustees also receive compensation for attendance at committee meetings (except for the Valuation Committee for which the Trustees receive no additional compensation). The Lead Independent Trustee and the Chairmen of the Audit Committee, Compliance Committee and Nominating and Governance Committee each receive an additional retainer for serving in such positions. Compensation for Independent Trustees is reviewed by the Nominating and Governance Committee annually and changes are subject to approval by the Board. The Independent Trustees receive one-half of the annual retainer in cash and the other half is invested in Fund shares as directed by the Independent Trustees. The Interested Trustees and officers affiliated with the Adviser receive no compensation from the Trust.

The following table sets forth the compensation earned by each Independent Trustee/Nominee from the Funds and the Trust for the fiscal year ended December 31, 2017:

Independent Trustee/Nominee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust (including the Funds)(1)
Vann A. Avedisian	$136,000	$0	$0	$136,000
Kathleen T. Barr	$142,000	$0	$0	$142,000
Daniel N. Leib	$138,000	$0	$0	$138,000
Donald J. Reaves	$136,000	$0	$0	$136,000
Thomas J. Skelly	$142,000	$0	$0	$142,000
Steven R. Zenz(2)	—	—	—	—
Total(3)	$999,000	$0	$0	$999,000
(1)	As of December 31, 2017, the Trust was offering 21 separate series.
(2)	Steven R. Zenz was appointed to the Board effective January 1, 2018.
(3)	Includes $305,000 in compensation paid in 2017 to two retiring Independent Trustees.

Trustee, Nominee and Officer Fund Ownership

Appendix B hereto sets forth information regarding the Trustees’, Nominees’ and Trust officers’ ownership of the Funds. Appendix B also lists all shareholders known to the Trust to beneficially own more than 5% of any class of any Fund. Fund ownership information set forth in Appendix B is provided as of December 31, 2017.

Trust Officers

The following table presents information about the executive officers of the Trust. Each individual’s year of birth is set forth after his or her name. The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board. The Trust’s Chief Compliance Officer is designated by the Board and may only be removed by action of the Board, including a majority of the Independent Trustees. The Length of Time Served for all officers indicates the year the individual first became an officer of the Trust. The mailing address for each officer is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair
Stephanie G. Braming 1970	President, and prior thereto Senior Vice President	President since 2018, and Senior Vice President 2014-2018	Partner, William Blair
Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair (since 2014); formerly, Associate, William Blair (2011-2014)
Daniel Crowe 1972	Senior Vice President	Since 2016	Partner, William Blair (since 2015); formerly, Associate William Blair

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Simon Fennell 1969	Senior Vice President	Since 2013	Partner, William Blair (since 2013); formerly, Associate, William Blair (2011-2013)
Andrew G. Flynn 1961	Senior Vice President	Since 2013	Partner, William Blair
David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair
James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair
Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair
John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair
Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair
Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Partner, William Blair
Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair
Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair
Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair
David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair
David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair
John C. Murphy 1969	Senior Vice President	Since 2014	Partner, William Blair
Casey K. Preyss 1976	Senior Vice President	Since 2015	Partner, William Blair
David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair
Ward D. Sexton 1974	Senior Vice President	Since 2016	Partner, William Blair
Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair
Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair
Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair
Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair (2006-2012 and since 2014); Partner, William Blair (2012-2014)
Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair
Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
John Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair
Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair
Robert J. Toner 1967	Assistant Secretary	Since 2016	Associate, William Blair (since 2015); formerly, Managing Director and Counsel, Wellington Management & Company LLP (2007-2015)

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including the Independent Trustees, has selected Ernst & Young LLP (“E&Y”) to act as the independent registered public accounting firm to audit the books and records of the Trust for the current fiscal year. E&Y has served the Trust in this capacity since the Trust was organized. A representative of E&Y is expected to be present, in person or by telephone, at the Meeting and, if present, will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

In connection with the audit of the 2017 financial statements, the Trust entered into an engagement letter with E&Y. The terms of the engagement letter agreed to by the Audit Committee include provisions in which the parties agree, subject to the full terms and conditions as set forth in the engagement letter, that (i) certain matters arising out of the engagement letter shall be governed by, and construed in accordance with, the laws of New York, and (ii) any dispute or claim arising out of or relating to services under the engagement letter shall be resolved by mediation or arbitration.

Audit Fees

For the fiscal years ended December 31, 2016 and 2017, E&Y billed the Trust $684,300 and $663,600, respectively, for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2016 and 2017, E&Y billed the Trust $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and that are not reported above. For the fiscal years ended December 31, 2016 and 2017, E&Y provided no audit-related services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser providing ongoing services to the Funds (“control affiliate”) that were for engagements directly related to the Trust’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2016 and 2017, E&Y billed the Trust $205,850 and $239,900, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and review of year-end tax reporting. For the fiscal years ended December 31, 2016 and 2017, E&Y did not bill the Adviser or any of its control affiliates for any tax services that were for engagements directly related to the Trust’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2016 and 2017, E&Y did not bill the Trust for products and services other than the services reported above. For the fiscal years ended December 31, 2016 and 2017, E&Y provided no other services to the Adviser or any of its control affiliates that were for engagements directly related to the Trust’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Trust’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the independent auditor to provide non-prohibited services to the Funds, including the fees and other compensation to be paid to the independent auditor. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the independent auditor, including the fees and other compensation to be paid to the independent auditor, to provide non-audit services to the Adviser or any of its control affiliates, if the engagement relates directly to the operations and financial reporting of a Fund. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. None of the Audit-Related and Tax Services billed by E&Y for the fiscal years ended December 31, 2016 and 2017 discussed above were approved by the Audit Committee pursuant to a waiver of these Pre-Approval Policies and Procedures.

Non-Audit Fees

For the fiscal years ended December 31, 2016 and 2017, E&Y billed the Trust $205,850 and $239,900, respectively, in non-audit fees (tax services). For the same periods, E&Y billed the Adviser and its control affiliates $0 and $0, respectively, in non-audit fees.

MISCELLANEOUS

Investment Adviser, Principal Underwriter and Administrator

William Blair Investment Management, LLC and William Blair & Company, L.L.C., each located at 150 North Riverside Plaza, Chicago, Illinois 60606, are respectively the Trust’s investment adviser and principal underwriter and distributor. Pursuant to a management agreement, the Adviser acts as each Fund’s adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its partners or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Distributor acts as agent of the Trust in the sale of Fund shares. William Blair was founded over 80 years ago by William McCormick Blair. Today, the firm has over 1,400 employees including approximately 185 partners.

The Adviser oversees the assets of the Trust, along with corporate pension plans, endowments and foundations and individual accounts. The Adviser currently manages over $74 billion in equities, fixed-income securities, derivatives and cash equivalents.

The Adviser firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of 46 portfolio managers, supported by a team of analysts. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, provides custodian, valuation and certain administrative services to the Trust pursuant to various agreements.

Proxy Solicitation and Expenses

In addition to solicitations by mail, solicitations also may be made by telephone, through the Internet or in person by officers of the Trust or employees of the Adviser and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Broadridge Financial Solutions (“Broadridge”) has been engaged to assist in the solicitation of proxies for the Trust at an estimated cost of $288,000, plus reimbursement for reasonable expenses. However, the exact cost will depend on the amount and types of services rendered. The cost of proxy solicitation will be borne by the Funds.

Shareholders may vote by mail, telephone or over the Internet. Shareholders who vote by telephone or over the Internet will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may still submit the proxy card originally sent with this proxy statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact William Blair Funds toll-free at 1-800-742-7272 or contact their financial advisor.

Adjournment

If a quorum is not present, the Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present. In the event that a quorum is present at the Meeting, but sufficient votes to elect a Nominee are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment must be approved by the affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting. It is anticipated that the persons named as proxies would vote in favor of any adjournment. The Meeting may be adjourned without further notice to shareholders, but the Meeting may not be adjourned for more than six months beyond the originally scheduled meeting date.

Proposals of Shareholders

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust, including submitting nominees for election as Trustees, should send their written proposals to the William Blair Funds, Secretary of the Trust at 150 North Riverside Plaza, Chicago, Illinois 60606. Proposals must be received in a reasonable time before the Trust begins to print and mail the proxy materials for a shareholders’ meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters.

Householding Information

In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Trust generally sends a single copy of any shareholder report and prospectus to each household unless instructed otherwise by a shareholder within the household. If you do not want the mailing of these documents to be combined with those for other members of your household, or if you wish to receive a single copy for your household, please call 1-800-742-7272 or submit your request in writing to the William Blair Funds at 150 North Riverside Plaza, Chicago, Illinois 60606.

A copy of the Trust’s most recent annual and semi-annual report is available without charge upon request by writing to the William Blair Funds, 150 North Riverside Plaza, Chicago, Illinois 60606 or by calling 1-800-742-7272. Reports are also available on the William Blair Funds website at www.williamblairfunds.com or at the website of the Securities and Exchange Commission at www.sec.gov.

Please complete, sign, date and return the enclosed proxy card(s) (or take advantage of available telephonic or Internet voting procedures; see the proxy card for instructions) promptly. No postage is required if mailed in the United States.

By order of the Board of Trustees

Andrew T. Pfau Secretary

APPENDIX A

WILLIAM BLAIR FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	PURPOSE

The Nominating and Governance Committee is a committee of the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”) established to assist the Board in fulfilling certain of its responsibilities. The Nominating and Governance Committee’s primary functions are to select individuals who would qualify to serve as independent trustees, nominate trustees for membership, recommend committee chairs, review committee membership and oversee the administration of the William Blair Funds Board of Trustees Governance Guidelines and Procedures.

II.	COMPOSITION

The Nominating and Governance Committee shall be comprised of three or more board members as appointed by the Board, each of whom shall be an independent trustee and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a trustee is independent if he or she is not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940, as amended.

The members of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall have been duly elected and qualified or until their retirement, resignation, death or the date upon which they no longer qualify as an independent trustee. The Chair shall be elected by the members of the Nominating and Governance Committee by majority vote.

III.	MEETINGS

The Nominating and Governance Committee shall meet at least two times annually, and more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

The Nominating and Governance Committee shall maintain minutes of committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Nominating and Governance Committee may deem necessary or appropriate.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating and Governance Committee shall:

A.	Board Nominations
1.	Select individuals to serve as independent trustees of the Trust. The principal criterion for selection of candidates to serve as independent trustees is their ability to carry out the responsibilities of the Board.
2.	Consider the composition of the Board in advance of anticipated Board vacancies, and in seeking to fill vacancies, to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.
3.	Nominate candidates for trustee to the Board or shareholders, as appropriate.
B.	Committee Nominations and Functions
1.	Identify and recommend trustees for membership on the committees of the Board, and review committee composition at least annually.

A-1

2.	With respect to the Audit Committee, Nominating and Governance Committee and Compliance Committee of the Board, identify and recommend to each committee, members of the committee for appointment as committee chair where appropriate.
3.	Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.
C.	Other Governance Powers and Responsibilities
1.	Review this Charter annually, and recommend changes, if any, to the Board.
2.	Review the William Blair Funds Board of Trustees Governance Guidelines and Procedures annually, and recommend changes, if any, to the Board.
3.	If the Chairman of the Board is an interested person of the Trust, or if the Nominating and Governance Committee otherwise determines that it is desirable, appoint a trustee who is not an interested person of the Trust to serve as Lead Independent Trustee.
4.	Determine the responsibilities and duties of any independent trustee appointed as Lead Independent Trustee.
5.	Periodically review independent trustee compensation and recommend any appropriate changes to the Board.
6.	Determine the process for annual self-evaluation of Board performance.
7.	Review directors and officers/errors and omissions insurance coverage, and other forms of insurance or bonding covering trustees of the Trust in their capacity as such, for adequacy.
8.	Oversee the development of a program for the orientation of new independent trustees.
9.	Investigate any other matter brought to its attention within the scope of its duties.
10.	Perform any other activities consistent with this Charter, the Trust's Declaration of Trust, by-laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.
11.	The Nominating and Governance Committee shall have the power to retain outside counsel or other experts, at the expense of the Trust, to assist it in carrying out its responsibilities if, in its judgment, that is appropriate.
Adopted:	October 24, 2000
Amended:	October 26, 2004, April 19, 2005, October 25, 2005, October 25, 2011, October 23, 2012, February 20, 2013, October 27, 2015 and October 31, 2017

A-2

APPENDIX B

FUND OWNERSHIP

The following table sets forth, for each current Independent Trustee and Interested Trustee Nominee, the dollar range of shares owned in each Fund as of December 31, 2017, as well as the aggregate dollar range of shares owned in the Trust as of the same date.

Name of Nominee and Dollar Range of Fund Shares Beneficially Owned
	Interested Trustee Nominees		Independent Trustees
Name of Fund	Stephanie G. Braming	Arthur J. Simon	Vann A. Avedisian	Kathleen T. Barr	Daniel N. Leib	Donald J. Reaves	Thomas J. Skelly	Steven R. Zenz(1)
Growth Fund	None	None	None	$10,001- $50,000	None	None	None	—
Large Cap Growth Fund	None	None	None	$50,001- $100,000	None	None	None	—
Mid Cap Growth Fund	None	None	None	$10,001- $50,000	None	None	None	—
Small-Mid Cap Growth Fund	$50,001- 100,000	$10,001- $50,000	None	$10,001- $50,000	$10,001- $50,000	None	None	—
Small-Mid Cap Value Fund	None	None	None	$10,001- $50,000	None	None	None	—
Small Cap Growth Fund	$10,001- $50,000	$1- $10,000	None	$10,001- $50,000	None	None	None	—
Small Cap Value Fund	$10,001- $50,000	None	None	$10,001- $50,000	None	None	Over $100,000	—
Global Leaders Fund	Over $100,000	Over $100,000	Over $100,000	$10,001- $50,000	$10,001- $50,000	None	None	—
International Leaders Fund	$50,001- 100,000	Over $100,000	None	$10,001- $50,000	None	None	None	—
International Developed Plus Fund	None	None	None	$10,001- $50,000	$10,001- $50,000	None	None	—
Institutional International Developed Plus Fund	None	None	None	None	None	None	None	—
International Growth Fund	Over $100,000	None	$50,001- 100,000	None	None	None	$50,001- $100,000	—
Institutional International Growth Fund	Over $100,000	None	None	None	None	None	None	—
International Small Cap Growth Fund	Over $100,000	$50,001- 100,000	None	None	None	None	None	—
Emerging Markets Leaders Fund	$1- $10,000	None	None	$10,001- $50,000	None	None	$10,001- $50,000	—
Emerging Markets Growth Fund	Over $100,000	$10,001- $50,000	None	$10,001- $50,000	None	None	None	—
Emerging Markets Small Cap Growth Fund	Over $100,000	None	Over $100,000	None	None	None	$50,001- $100,000	—
Bond Fund	$50,001- 100,000	None	None	None	None	Over $100,000	None	—
Income Fund	None	None	None	$10,001- $50,000	None	Over $100,000	None	—
Low Duration Fund	None	None	None	$10,001- $50,000	None	None	None	—
Macro Allocation Fund	None	$10,001- $50,000	None	$10,001- $50,000	None	None	Over $100,000	—
Aggregate Dollar Range of Trust Shares Owned	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	—
(1)	Steven R. Zenz was appointed to the Board effective January 1, 2018.

The following table sets forth for each Interested Trustee Nominee and current Independent Trustee, and the current Trustees(1) and officers as a group, the number of shares of each Fund and share class beneficially owned as of December 31, 2017.

	Number of Fund Shares Beneficially Owned
Name of Fund and Share Class	Interested Trustee Nominees		Current Independent Trustees
	Stephanie G. Braming	Arthur J. Simon	Vann A. Avedisian	Kathleen T. Barr	Daniel N. Leib	Phillip O. Peterson	Donald J. Reaves	Donald L. Seeley	Thomas J. Skelly	Steven R. Zenz	Current Trustees’ and Officers Total Number of Shares
Growth Fund:
Class I	—	—	—	—	—	—	—	—	—	—	469,318
Class N	—	—	—	1,063	—	—	—	2,657	—	—	3,721
Large Cap Growth Fund:
Class I	—	—	—	821	—	—	—	—	—	—	308,211
Class N	—	—	—	3,743	—	—	—	—	—	—	3,743
Mid Cap Growth Fund:
Class I	—	—	—	—	—	—	—	—	—	—	262,319
Class N	—	—	—	1,053	—	—	—	—	—	—	1,053
Small-Mid Cap Growth Fund:
Class I	3,294	624	—	674	—	22,852	—	—	—	—	130,327
Class N	—	—	—	784	1,499	—	—	1,487	—	—	3,770
Small-Mid Cap Value Fund:
Class I	—	—	—	462	—	—	—	—	—	—	48,225
Class N	—	—	—	2,057	—	—	—	—	—	—	2,057
Small Cap Growth Fund:
Class I	699	—	—	411	—	—	—	—	—	—	234,136
Class N	—	130	—	873	—	—	—	1,422	—	—	2,295
Small Cap Value Fund:
Class I	1,974	—	—	504	—	—	—	—	10,081	—	165,710
Class N	—	—	—	—	—	—	—	1,581	82	—	1,663
Global Leaders Fund:
Class I	45,455	13,664	23,339	—	—	—	—	—	—	—	422,301
Class N	—	—	—	2,165	2,435	—	—	22,765	—	—	27,364
Institutional Class	—	—	—	—	—	—	—	—	—	—	—
International Leaders Fund:
Class I	5,113	8,039	—	—	—	—	—	—	—	—	116,696
Class N	—	—	—	1,035	—	—	—	893	—	—	1,928
Institutional Class	—	—	—	—	—	—	—	—	—	—	—
International Developed Plus Fund:
Class I	—	—	—	708	—	—	—	—	—	—	446,022
Class N	—	—	—	—	1,940	—	—	1,343	—	—	3,283
Institutional International Developed Plus Fund:	—	—	—	—	—	—	—	—	—	—	—
International Growth Fund:
Class I	41,695	—	2,686	—	—	2,936	—	—	2,621	—	131,994
Class N	—	—	—	—	—	—	—	—	—	—	3,778
Institutional International Growth Fund:	9,281	—	—	—	—	—	—	—	—	—	61,915
International Small Cap Growth Fund:
Class I	83,436	3,257	—	—	—	—	—	—	—	—	157,135
Class N	—	—	—	—	—	—	—	2,233	—	—	2,233
Institutional Class	—	—	—	—	—	—	—	—	—	—	—
Emerging Markets Leaders Fund:
Class I	75	—	—	673	—	—	—	3,689	2,304	—	130,655
Class N	—	—	—	1,166	—	—	—	—	—	—	1,166
Institutional Class	—	—	—	—	—	—	—	—	—	—	58,069

	Number of Fund Shares Beneficially Owned
Name of Fund and Share Class	Interested Trustee Nominees		Current Independent Trustees
	Stephanie G. Braming	Arthur J. Simon	Vann A. Avedisian	Kathleen T. Barr	Daniel N. Leib	Phillip O. Peterson	Donald J. Reaves	Donald L. Seeley	Thomas J. Skelly	Steven R. Zenz	Current Trustees’ and Officers Total Number of Shares
Emerging Markets Growth Fund:
Class I	23,283	1,836	—	2,415	—	—	—	—	—	—	96,290
Class N	—	—	—	—	—	—	—	2,676	—	—	3,523
Institutional Class	—	—	—	—	—	—	—	—	—	—	—
Emerging Markets Small Cap Growth Fund:
Class I	7,722	—	9,881	—	—	—	—	—	4,407	—	111,855
Class N	—	—	—	—	—	—	—	6,300	—	—	6,300
Institutional Class	—	—	—	—	—	—	—	—	—	—	—
Bond Fund:
Class I	—	—	—	—	—	—	—	—	—	—	52,367
Class N	—	—	—	—	—	—	30,145	—	—	—	35,058
Institutional Class	8,317	—	—	—	—	—	—	—	—	—	31,924
Income Fund:
Class I	—	—	—	1,642	—	—	—	—	—	—	1,642
Class N	—	—	—	—	—	—	16,878	—	—	—	22.733
Low Duration Fund:
Class I	—	—	—	1,606	—	—	—	—	—	—	2,841
Class N	—	—	—	—	—	—	—	2,208	—	—	7,925
Institutional Class	—	—	—	—	—	—	—	—	—	—	12,772
Macro Allocation Fund:
Class I	—	965	—	—	—	—	—	—	104,175	—	199,362
Class N	—	—	—	1,816	—	—	—	8,780	—	—	11,663
Institutional Class	—	—	—	—	—	—	—	—	—	—	—
(1)	Richard W. Smirl, who was a Trustee as of December 31, 2017, resigned his position as Trustee and officer of the Trust effective January 2, 2018 and therefore is not included in this table.
(2)	Steven R. Zenz was appointed to the Board effective January 1, 2018.

As of December 31, 2017, no Interested Trustee Nominee or current Trustee beneficially owned more than 1% of the shares of any class of any Fund except as set forth in the table below:

	Percentage of Shares Beneficially Owned
	Interested Trustee Nominee	Current Independent Trustees(1)
Name of Fund and Share Class	Stephanie G. Braming	Kathleen T. Barr	Daniel N. Leib	Donald L. Seeley
Small-Mid Cap Value Fund – Class N	—	10.35%	—	—
International Developed Plus Fund – Class N	—	—	1.00%	—
Global Leaders Fund – Class I	1.1%	—	—	—
Low Duration Fund – Class N	—	—	—	1.00%
(1)	Richard W. Smirl, who was a Trustee as of December 31, 2017, resigned his position as Trustee and officer of the Trust effective January 2, 2018 and therefore is not included in this table.

As of December 31, 2017, the current Trustees and officers as a group did not beneficially own more than 1% of the shares of any class of any Fund except as set forth in the table below:

Percentage of Shares Beneficially Owned by Current Trustees(1) and Officers as a Group
Name of Fund and Share Class	Percent of Shares
Growth Fund – Class I	1.69%
Large Cap Growth Fund – Class I	2.42%
Mid Cap Growth Fund – Class I	4.25%
Small-Mid Cap Value Fund – Class I	20.45%
Small-Mid Cap Value Fund – Class N	10.35%
Small Cap Growth Fund – Class I	2.02%
Global Leaders Fund – Class I	10.24%
Global Leaders Fund – Class N	5.17%
International Leaders Fund – Class I	3.18%
International Developed Plus Fund – Class I	6.36%
International Developed Plus Fund – Class N	1.69%
Emerging Markets Leaders Fund – Class I	3.04%
Emerging Markets Growth Fund – Class I	1.22%
Low Duration Fund – Class N	3.57%
(1)	Richard W. Smirl, who was a Trustee as of December 31, 2017, resigned his position as Trustee and officer of the Trust effective January 2, 2018 and therefore is not included in this table.

Trustees’ Holdings in Certain Affiliates of the Adviser

In addition to investing in the various Funds, Independent Trustees/Nominees may from time to time invest in limited partnerships that are managed by the Adviser or an affiliate of the Adviser. The Independent Trustees/Nominees may also from time to time, invest in third party investment ventures in which affiliates and employees of the Adviser also invest. In addition, Messrs. Avedisian and Skelly employ the Adviser to manage assets that they control.

5% Owners

As of December 31, 2017, the persons listed in the table below are known to the Trust to be beneficial owners of 5% or more of a class of shares of a Fund as indicated below. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control a Fund and could determine the outcome of a shareholders’ meeting with respect to that Fund.

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
GROWTH FUND - CLASS I
National Financial 200 Liberty Street One World Financial Center New York, NY 10281-1003	5,199,965.05	18.76%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	5,338,137.72	19.26%
CTC FBO Texas Tuition Promise Fund 17605 Wright St Omaha, NE 68130-2033	5,869,428.92	21.18%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
GROWTH FUND - CLASS N
Taynik and Co c/o Investors Bank and Trust Co 200 Clarendon St FPG90 Boston Ma 02116-5021	216,435.96	6.33%
NFSC FBO Our Customers 200 Liberty Street 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	528,154.73	15.44%
Massachusetts Mutual Life Insurance Company Attn: RS Fund Operations 1295 State St # C105 Springfield MA 01111-0001	608,478.26	17.79%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco CA 94105-1905	1,485,813.31	43.45%

LARGE CAP GROWTH FUND - CLASS I
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave Harrison, NY 10528-2418	3,677,666.31	28.87%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	5,009,809.09	39.33%

LARGE CAP GROWTH FUND - CLASS N
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	202,681.16	10.58%
NFSC FBO Our Customers 200 Liberty Street 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	426,245.51	22.24%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	1,254,715.40	65.48%

MID CAP GROWTH FUND - CLASS I
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	424,941.53	6.88%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
Wells Fargo Bank NA TTEE FBO Milwaukee County Deferred Comp c/o Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	1,046,374.97	16.95%
UBATCO & Co FBO College Savings Group P.O. Box 82535 Lincoln, NE 68501-2535	1,392,297.14	22.55%
ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4240	1,544,041.65	25.01%

MID CAP GROWTH FUND - CLASS N
Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	43,641.02	7.61%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	70,187.18	12.25%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	80,781.72	14.09%
NFSC FBO Our Customers 2 Destiny Way Mailzone WF4C Westlake, TX 76262-8100	297,091.94	51.83%

SMALL-MID CAP GROWTH FUND - CLASS I
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, Ca 94105-1905	7,201,117.22	10.91%
NFSC FBO Our Customers 200 Liberty Street 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	25,921,554.59	39.27%

SMALL-MID CAP GROWTH FUND - CLASS N
John Hancock Trust Company LLC 690 Canton St Suite 100 Westwood, MA 02090-2324	1,006,208.18	10.31%
National Financial Svcs Corp For Exclusive Benefit of Our Customers Russ Lennon 200 Liberty Street New York, NY 10281-1003	3,022,536.47	30.96%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	3,782,863.47	38.75%

SMALL-MID CAP VALUE FUND - CLASS I
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	24,485.37	10.38%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	205,176.83	87.01%

SMALL-MID CAP VALUE FUND - CLASS N
Kathleen T Barr & William P Scanlon Jt Ten c/o William Blair 150 North Riverside Plaza Chicago, IL 60606	2,057.10	10.35%
TD Ameritrade Inc. for the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	2,251.20	11.33%
NFSC FBO Our Customers 200 Liberty Street 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	3,709.87	18.67%
Charles Schwab & Co Inc. Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	11,857.73	59.66%

SMALL CAP GROWTH FUND - CLASS I
Iowa Judicial Retirement System State Capitol Building Room 114 Des Moines, IA 50319	603,817.26	5.21%
Nationwide Trust Company FSB FBO Participating Retirement Plans (NTC-Plns) c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	864,202.04	7.46%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customers 2801 Market St Saint Louis, MO 63103-2523	1,589,775.17	13.72%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	1,967,277.07	16.97%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	3,779,461.58	32.61%

SMALL CAP GROWTH FUND - CLASS N
Reliance Trust Company FBO LPL Holdings NQ P.O. Box 48529 Atlanta, GA 30362-1529	272,339.01	5.00%
TD Ameritrade Inc. for the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	347,709.86	6.38%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	510,611.90	9.37%
NFSC FBO Our Customers 200 Liberty Street 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	1,685,291.47	30.92%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	1,838,636.42	33.73%

SMALL CAP VALUE FUND - CLASS I
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	24,956,288.38	78.11%

SMALL CAP VALUE FUND - CLASS N
Matrix Trust Co as TTEE FBO Meek Lumber Co Rp P.O. Box 52129 Phoenix, AZ 85072-2129	151,945.73	10.46%
TIAA, FSB Cust/TTEE FBO Retirement Plans for Which TIAA Acts as Recordkeeper Attn: Trust Operations 211 N Broadway Ste 1000 Saint Louis Mo 63102-2748	214,364.07	14.76%
NFSC FEBO Our Customers 200 Liberty Street 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	393,000.40	27.07%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	397,226.01	27.36%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
GLOBAL LEADERS FUND - CLASS I
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	1,332,927.40	32.33%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	2,420,390.42	58.70%

GLOBAL LEADERS FUND - CLASS N
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	30,809.19	5.82%
National Financial Svcs Corp For Exclusive Benefit of Our Customers Russ Lennon 499 Washington Blvd Jersey City, NJ 07310-1995	406,132.11	76.66%

GLOBAL LEADERS FUND - INSTITUTIONAL CLASS
Mac & Co A/C Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	656,377.63	6.66%
Northern Trust Co Custodian FBO Modern Woodmen Retirement P.O. Box 92956 Chicago, IL 60675-2956	1,105,844.67	11.22%
Mac & Co A/C Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	1,166,214.28	11.83%
US Bank NA FBO Meriter Pen-Wm Blair Global Gr Mt P.O. Box 1787 Milwaukee, WI 53201-1787	1,472,418.62	14.94%
IUOE Local 30 Pension Fund 1616 Whitestone Expy Whitestone, NY 11357-3055	1,645,672.74	16.70%
Wells Fargo Bank NA FBO Citizens Energy Group Ret Plan P.O. Box 1533 Minneapolis, MN 55480-1533	1,748,887.14	17.75%
Miami University Foundation 107 Roudebush Hall Oxford, OH 45056	1,897,865.29	19.26%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
INTERNATIONAL LEADERS FUND - CLASS I
Nobac & Co P.O. Box 16450 Duluth, MN 55816-0450	291,300.76	7.95%
UBS Wm USA Omni Account M/F Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken, NJ 07086-6761	462,984.24	12.63%
NFSC FBO Our Customers 200 Liberty Street 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	748,056.13	20.41%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	1,858,510.98	50.70%

INTERNATIONAL LEADERS FUND - CLASS N
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	69,889.50	11.87%
NFSC FBO Our Customers 200 Liberty Street 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	73,663.12	12.51%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	400,104.91	67.96%

INTERNATIONAL LEADERS FUND - INSTITUTIONAL CLASS
SEI Private Trust Co. Attn: Mutual Funds Admin One Freedom Valley Drive Oaks, PA 19456-9989	1,091,789.16	5.81%
Capinco C/O US Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	1,204,126.16	6.41%
Northern Tr Co Cust FBO IUE P.O. Box 92956 Chicago, IL 60675-2956	1,389,258.55	7.39%
National Automatic Sprinkler Industry Welfare Fund 8000 Corporate Dr Landover, MD 20785-2239	1,686,853.53	8.97%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
NFSC LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 5th Fl Jersey City, NJ 07310-1995	1,736,288.54	9.24%
Wells Fargo Bank NA FBO Roofers Pension Funds P.O. Box 1533 Minneapolis, MN 55480-1533	2,073,379.52	11.03%
JPMorgan Chase Bank, N.A. as Custodian 4 Chase Metrotech Center, 6th Flr Brooklyn, NY 11245-0003	2,392,765.33	12.73%
Bank of America FBO Cust Sealy & Smith FNP-WillBlair P.O. Box 843869 Dallas, TX 75284-3869	5,115,520.56	27.21%

INTERNATIONAL DEVELOPED PLUS FUND - CLASS I
Strafe & Co FBO Glamorgan Partners LP P.O. Box 6924 Newark, DE 19714-6924	562,532.32	8.02%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	874,304.44	12.47%
National Financial Svcs Corp For Exclusive Benefit Of Our Customers Russ Lennon 499 Washington Blvd Jersey City, NJ 07310-1995	1,055,624.55	15.06%
Mac & Co Attn: Mutual Fund Ops 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	3,747,659.68	53.46%

INTERNATIONAL DEVELOPED PLUS FUND - CLASS N
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	19,283.26	9.95%
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	19,612.54	10.12%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	21,960.68	11.33%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	58,317.07	30.08%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	61,977.03	31.97%

INSTITUTIONAL INTERNATIONAL - DEVELOPED PLUS FUND
Helen G Bonfils Foundation 1101 13th St Denver, CO 80204-5319	157,678.59	12.02%
National Financial Services LLS 200 Liberty Street 1 World Fin Ctr Attn: Mutual Funds Dept 5th Fl New York, NY 10281-1003	218,340.85	16.64%
Comerica Bank P.O. Box 75000 Mail Code 3446 Detroit, MI 48275-0001	935,642.45	71.73%

INTERNATIONAL GROWTH FUND - CLASS I
Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customers 2801 Market St Saint Louis, MO 63103-2523	5,596,328.77	7.33%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	12,232,239.61	16.02%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	19,064,972.74	24.97%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	20,536,043.45	26.90%

INTERNATIONAL GROWTH FUND - CLASS N
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	7,975,683.85	31.68%
NFSC FBO Our Customers 200 Liberty St One World Financial Center Attn: Mutual Funds Dept. 5th Fl New York, NY 10281-1003	14,324,307.42	56.89%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
INSTITUTIONAL INTERNATIONAL - GROWTH FUND
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	7,488,311.43	5.78%
JPMorgan Chase Bank, N. A. as Custodian 4 Chase Metrotech Center, 6th Flr Brooklyn, NY 11245-0003	15,501,081.95	11.96%
Great-West Trust Company LLC Deseret Mutual Benefit 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	17,179,326.83	13.25%
NFSC FEBO Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept. 5th Fl New York, NY 10281-1003	19,933,480.63	15.37%

INTERNATIONAL SMALL CAP GROWTH FUND - CLASS I
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,685,627.34	7.78%
MLPF&S for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	2,332,176.66	10.77%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	3,751,365.10	17.32%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	8,764,687.62	40.47%

INTERNATIONAL SMALL CAP GROWTH FUND - CLASS N
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	66,821.26	16.35%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	241,959.17	59.19%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
INTERNATIONAL SMALL CAP GROWTH FUND - INSTITUTIONAL CLASS
Wells Fargo Bank NA FBO Methodist Op-Cash & Passive Invest P.O. Box 1533 Minneapolis, MN 55480-1533	858,487.34	5.27%
Wells Fargo Bank NA FBO Peacehealth L/T - Mutual Funds P.O. Box 1533 Minneapolis, MN 55480-1533	988,799.79	6.06%
Wells Fargo Bank NA Methodist-Expense Account P.O. Box 1533 Minneapolis, MN 55480-1533	1,258,201.33	7.72%
Capinco c/o US Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	1,270,392.04	7.79%
St Louis County Missouri c/o Director Of Personnel 41 S Central Clayton, MO 63105-1719	1,809,675.18	11.10%
Hancock Bank - 2285 Lakeshore Dr Bldg 4 New Orleans, LA 70122	2,113,131.98	12.96%
NFSC FEBO Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept. 5th Fl New York, NY 10281-1003	4,230,764.49	25.95%

EMERGING MARKETS LEADERS FUND - CLASS I
Capinco c/o US Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	443,575.43	10.33%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	1,745,567.51	40.67%
Charles Schwab & Co Inc. Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	1,861,711.28	43.37%

EMERGING MARKETS LEADERS FUND - CLASS N
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	14,049.69	5.60%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
Reliance Trust Company FBO Ifreedom Direct P.O. Box 48529 Atlanta, GA 30362-1529	14,473.19	5.76%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	42,842.48	17.06%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	129,317.06	51.51%

EMERGING MARKETS LEADERS FUND - INSTITUTIONAL CLASS
University of Wyoming Foundation 222 S 22nd St Laramie, WY 82070-5204	2,262,503.60	5.87%
Northern Tr Co Cust FBO CTA Retirement Health Care P.O. Box 92956 Chicago, IL 60675-2956	2,275,878.06	5.91%
SEI Private Trust Company Attn: Mutual Fund Admin 1 Freedom Valley Drive Oaks, PA 19456-9989	2,504,727.36	6.50%
The Texas A&M University System-Endowment Fund 301 Tarrow St Fl 5th College Station, TX 77840-7896	4,214,289.80	10.94%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	5,768,220.34	14.97%
The Texas A&M University System-Cash Concentration Pool 301 Tarrow St Fl 5th College Station, TX 77840-7896	15,717,641.24	40.79%

EMERGING MARKETS GROWTH FUND - CLASS I
Capinco c/o US Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	449,353.55	5.68%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	1,169,618.64	14.79%
Mitra & Co c/o BMO Harris Bank NA Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	1,490,553.19	18.84%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
NFSC FBO Our Customers 2 Destiny Way Mailzone WF4C Westlake, TX 76262-8100	2,411,977.81	30.49%

EMERGING MARKETS GROWTH FUND - CLASS N
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	38,009.50	5.85%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	135,767.08	20.88%
NFSC FBO Our Customers 2 Destiny Way Mailzone WF4C Westlake, TX 76262-8100	139,526.81	21.46%
Capinco c/o US Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	169,200.15	26.02%

EMERGING MARKETS GROWTH FUND - INSTITUTIONAL CLASS
Keybank NA Char Int’L Equity Emer Mkt P.O. Box 94871 Cleveland, OH 44101-4871	4,315,650.07	6.04%
The Northern Trust Company FBO Tnt Ldn City of Milwaukee Empl Ret Sys Milwaukee Blair P.O. Box 92994 Chicago, IL 60675-0001	4,527,528.10	6.33%
Prudential Bank & Trust FSB TTEE New York Metro Transportation Authority 280 Trumbull St Hartford, CT 06103-3509	4,630,999.28	6.48%
Comerica Bank FBO Mott Int Com P.O. Box 75000 Mail Code 3446 Detroit, MI 48275-0001	4,656,406.61	6.51%
Mac & Co Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	7,178,257.83	10.04%

EMERGING MARKETS SMALL CAP GROWTH FUND – CLASS I
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	1,553,081.81	10.31%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
UBS Wm USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	4,312,747.17	28.64%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	6,489,165.84	43.09%

EMERGING MARKETS SMALL CAP GROWTH FUND – CLASS N
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	97,130.25	12.04%
UBS Wm USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	106,536.85	13.20%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	139,616.65	17.30%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	165,925.40	20.56%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	189,546.96	23.49%

EMERGING MARKETS SMALL CAP GROWTH FUND - INSTITUTIONAL CLASS
SEI Private Trust Company c/o State Street Bank Attn: Mutual Fund Admin 1 Freedom Valley Dr Oaks, PA 19456-9989	584,175.50	6.57%
The Northern Trust Co Custodian FBO Fort Worth Employees Retirement P.O. Box 92956 Chicago, IL 60675-2956	762,994.21	8.58%
Local 705 International Brotherhood of Teamsters Pension Fund 1645 W Jackson Blvd Ste 700 Chicago, IL 60612-3276	977,914.98	11.00%
Laborers Pension Trust Fund Detroit and Vicinity 700 Tower Dr Ste 300 Troy, MI 48098-2835	1,194,355.46	13.44%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
Northern Trust Company FBO Mercy Health Inc. P.O. Box 92956 Chicago, IL 60675-2956	1,478,700.22	16.63%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	2,562,410.89	28.82%

BOND FUND - CLASS I
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	2,260,065.29	6.05%
TD Ameritrade Inc. for the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	4,644,545.16	12.43%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	10,686,781.22	28.59%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	13,498,810.66	36.11%

BOND FUND - CLASS N
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha Ne 68103-2226	1,000,660.29	12.47%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,571,681.04	19.59%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	2,004,262.25	24.98%
NFSC FEBO Our Customers 200 Liberty St One World Financial Center Attn: Mutual Funds Dept. 5th Fl New York, NY 10281-1003	3,318,904.10	41.36%

BOND FUND INSTITUTIONAL - CLASS
Keybank NA Riviera Bch Fire-William Blair P.O. Box 94871 Cleveland, OH 44101-4871	915,746.60	10.33%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	1,212,620.83	13.68%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	2,217,084.22	25.01%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	4,197,871.72	47.35%

INCOME FUND - CLASS I
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	342,945.43	5.66%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market St Saint Louis, MO 63103-2523	462,420.28	7.63%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	4,099,008.81	67.65%

INCOME FUND - CLASS N
NFSC FEBO Our Customers 200 Liberty St One World Financial Center Attn: Mutual Funds Dept. 5th Fl New York, NY 10281-1003	1,840,466.21	40.49%
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	2,111,074.40	46.45%

LOW DURATION FUND - CLASS I
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	1,887,625.71	12.60%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	11,526,551.08	76.95%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
LOW DURATION FUND - CLASS N
Charles Schwab & Co Inc. Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	91,973.89	41.47%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	101,952.57	45.97%

LOW DURATION FUND - INSTITUTIONAL CLASS
SEI Private Trust Company Attn: Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	2,082,720.11	18.62%
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	4,241,371.58	37.92%
Northern Trust Co Cust FBO Children Hospital Of Wisconsin P.O. Box 92956 Chicago, IL 60675-2956	4,849,290.64	43.35%

MACRO ALLOCATION FUND - CLASS I
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	3,723,721.79	5.67%
Charles Schwab & Co Inc. Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	16,035,981.11	24.41%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	24,041,339.74	36.59%

MACRO ALLOCATION FUND - CLASS N
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	300,148.55	8.54%
NFSC FBO Our Customers 200 Liberty Street 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	975,893.60	27.78%

Fund and Share Class Owned / Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
Charles Schwab & Co Inc. Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	1,642,041.61	46.75%

MACRO ALLOCATION FUND - INSTITUTIONAL CLASS
Mitra & Co c/o BMO Harris Bank NA Attn: MF 480 Pilgrim Way Ste 1000 Green Bay, WI 54304-5280	2,212,947.03	5.40%
Northern Tr Co Cust FBO Plumbers Pension Fund Local P.O. Box 92995 Chicago, IL 60675-2995	2,568,753.36	6.27%
Northern Trust as Custodian FBO Bethesda Inc. P.O. Box 92956 Chicago, IL 60675-2994	2,910,109.04	7.11%
Mac & Co Attn: Mutual Fund Ops 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	3,354,713.99	8.19%
SEI Private Trust Company c/o Regions Bank One Freedom Valley Drive Oaks, PA 19456-9989	4,763,797.42	11.63%
NFSC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-1995	4,986,284.72	12.17%

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com** and enter your Control Number
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box in each line on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E36001-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

If this proxy is properly executed and received by the Trust prior to the Meeting, the shares of the Fund(s) represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted "FOR" the election of all Trustees named below, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

For All	Withhold All	For All Except
▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the excluded nominee(s) on the line below.

____

1A. Election of Trustees:

01) Stephanie G. Braming
02) Arthur J. Simon

1B. Relection of Trustees:

	For	Against	Abstain		For	Against	Abstain
03) Vann A. Avedisian	▢	▢	▢	06) Donald J. Reaves	▢	▢	▢
04) Kathleen T. Barr	▢	▢	▢	07) Thomas J. Skelly	▢	▢	▢
05) Daniel N. Leib	▢	▢	▢	08) Steven R. Zenz	▢	▢	▢

Note: Please sign exactly as your name(s) appear(s) on the proxy. If you are signing this proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

E36002-TBD

The undersigned hereby appoints Colette Garavalia and Andrew Pfau, jointly and severally, as proxies ("Proxies"), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of the referenced funds (the "Funds") held of record by the undersigned on January 25, 2018 at the Special Meeting (the "Meeting") of Shareholders of William Blair Funds (the "Trust") to be held on March 23, 2018, at 12:00 p.m., Central time, at 150 North Riverside Plaza, Chicago, Illinois 60606, 46th Floor Conference Room 4606A and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated February 8, 2018.

PLEASE VOTE YOUR PROXY TODAY

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

EzVote™ Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to the website **www.proxyvote.com** and enter your Control Number
3) Follow the instructions provided on the website.

VOTE BY PHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate box in each line on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35998-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

If this proxy is properly executed and received by the Trust prior to the Meeting, the shares of the Fund(s) represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted "FOR" the election of all Trustees named below, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the excluded nominee(s) on the line below.

____

1A. Election of Trustees:

01) Stephanie G. Braming
02) Arthur J. Simon

1B. Relection of Trustees:

Nominee	For	Against	Abstain
03) Vann A. Avedisian	☐	☐	☐
04) Kathleen T. Barr	☐	☐	☐
05) Daniel N. Leib	☐	☐	☐
06) Donald J. Reaves	☐	☐	☐
07) Thomas J. Skelly	☐	☐	☐
08) Steven R. Zenz	☐	☐	☐

Note: Please sign exactly as your name(s) appear(s) on the proxy. If you are signing this proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

E35999-TBD

The undersigned hereby appoints Colette Garavalia and Andrew Pfau, jointly and severally, as proxies ("Proxies"), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of the referenced funds (the "Funds") held of record by the undersigned on January 25, 2018 at the Special Meeting (the "Meeting") of Shareholders of William Blair Funds (the "Trust") to be held on March 23, 2018, at 12:00 p.m., Central time, at 150 North Riverside Plaza, Chicago, Illinois 60606, 46th Floor Conference Room 4606A and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated February 8, 2018.

PLEASE VOTE YOUR PROXY TODAY